Exhibit 10.9
INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT (“Agreement”), is made and entered into as of this 13th day of November, 2020, by the undersigned, nuverra environmental solutions, INC., a Delaware corporation (hereinafter referred to as the “Borrower”), and BADLANDS POWER FUELS, LLC, a Delaware limited liability company, BADLANDS POWER FUELS, LLC, a North Dakota limited liability company, LANDTECH ENTERPRISES, L.L.C., a North Dakota limited liability company, IDEAL OILFIELD DISPOSAL, LLC, a North Dakota limited liability company, HECKMANN WATER RESOURCES CORPORATION, a Texas corporation, HECKMANN WATER RESOURCES (CVR), INC., a Texas corporation, 1960 WELL SERVICES, LLC, an Ohio limited liability company, NUVERRA OHIO DISPOSAL LLC, a Delaware limited liability company, CLEARWATER THREE, LLC, an Ohio limited liability company, CLEARWATER FIVE, LLC, an Ohio limited liability company, CLEARWATER SOLUTIONS, LLC, an Ohio limited liability company, and NUVERRA TOTAL SOLUTIONS, LLC, a Delaware limited liability company, (hereinafter collectively referred to as the “Guarantors”, and Borrower and Guarantors hereinafter collectively referred to as the “Indemnitors”), jointly and severally, in consideration of FIRST INTERNATIONAL BANK & TRUST, a North Dakota banking corporation (referred to as the “Indemnitee”), agreeing to make a loan (hereinafter referred to as the “Loan”) in the amount of Ten Million and 00/100 Dollars ($10,000,000.00), to Borrower, and for the purpose of inducing the Indemnitee to make the Loan and with knowledge that Indemnitee intends to rely upon the certifications and undertakings set forth herein agree as follows:
1.For purposes of this Agreement, (a) the term “Hazardous Materials or Wastes” shall mean any hazardous or toxic materials, pollutants, chemicals, or contaminants, including without limitation asbestos, polychlorinated biphenyls (PCBs), mold and petroleum products as defined, determined or identified as such in any Laws, as hereinafter defined, and (b) the term “Laws” means any federal, state or local laws, rules or regulations (whether now existing or hereinafter enacted or promulgated) including, without limitation, the Clean Water Act, 33 U.S.C. §§ 1251 et seq. (1972), the Clean Air Act, 42 U.S.C. §§ 7401 et seq. (1970), the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. § 9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Toxic Substances Control Act, or other similar laws as well as implementing regulations enacted or promulgated to protect the public health, welfare or the environment, including state or local laws, regulations or ordinances, as well as any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments.
2.Indemnitors hereby agree to indemnify Indemnitee and hold Indemnitee harmless from and against all loss, liability, damage and expense, including reasonable and documented attorneys’ fees, suffered or incurred by the Indemnitee as a result of the existence of Hazardous Materials or Wastes in violation of Law upon that certain real estate and the improvements located thereon described in Exhibit “A” attached hereto and made a part hereof (hereinafter referred to as the “Premises”), including any loss of value of the Premises suffered by Indemnitee as a result of the foregoing, whether as holder of the Loan, as mortgagee in possession or as successor-in-interest fee owner to Borrower by foreclosure proceedings or deed in lieu of foreclosure. Indemnitors shall have no liability to indemnify Indemnitee for loss, liability, damage or expense arising from or out of (a) the activities of Indemnitee or its agents on the Premises on or after transfer of title of the Premises to Indemnitee or Indemnitee’s designee pursuant to foreclosure proceedings or deed in lieu, or (b) any matters disclosed in the Phase I Environmental Site Assessment for Watford City, ND dated October 5, 2020, for Carthage, TX dated September 9, 2020, for Dickinson, ND dated September 26, 2020, for Frierson, LA dated September 2, 2020, for Lore City, OH dated September 2, 2020, for Reedsville, WV dated September 2, 2020, for Sidney, MT dated September 22, 2020, for Stanley, ND dated September 24, 2020, and for Tioga, ND dated September 28, 2020.
3.It is understood and agreed that the foregoing undertaking to indemnify Indemnitee shall include but not be limited to the assertion against Indemnitee of any claim, whenever raised: (a) relating to the presence of Hazardous Materials or Wastes upon the Premises in violation of Law, or (b) relating to the failure to comply with any local, state, or federal statutes and/or regulations regarding Hazardous Materials or Wastes and shall continue in full force and effect as long as Indemnitee retains an estate or interest in the Premises or so long as Indemnitee shall have liability by reason of having held such estate or interest in the Premises. Such undertaking to indemnify Indemnitee shall in no event be limited, terminated or extinguished by, or merged into, the exercise of any of Indemnitee’s remedies under the documents evidencing and securing the Loan (hereinafter collectively referred to as the “Loan Documents”). Except as may be otherwise expressly agreed in writing, the liability of any party under this Agreement shall in no way be limited or impaired by any amendment or modification of the provisions of any Loan Documents. In addition, the liability of any party under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by any of the Loan Documents, (ii) any sale, assignment or foreclosure of any Loan Documents or any sale or transfer of all or any part of the Premises, (iii) any exculpatory provision in any of the Loan Documents limiting Indemnitee’s recourse to property encumbered by the Loan Documents or to any other security, or limiting Indemnitee’s rights to a deficiency judgment against the Indemnitors except as otherwise expressly provided in the Loan Documents, (iv) the release of the Indemnitors or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Indemnitee’s voluntary act, or otherwise, (v) the release or substitution in whole or in part of any security for the Loan, (vi) Indemnitee’s failure to record or file any Loan Document (or Indemnitee’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Loan; and, in any such case, whether with or without notice to Indemnitors and with or without consideration, (vii) any limitation of liability language in any Loan Documents, unless such limitation of liability language expressly limits liability hereunder or with respect hereto, or (viii) repayment of the Loan.
4.No provision of this Agreement may be changed, waived, discharged or terminated verbally or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.
5.Except as herein provided, this Agreement shall be binding upon the Indemnitors and their respective successors and assigns and shall inure to the benefit of Indemnitee and its successors and assigns.
6.This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of North Dakota.
7.Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and either (a) mailed by certified mail, return receipt requested, or (b) sent by an overnight carrier which provides for a return receipt. Any such notice shall be sent to the respective party’s addresses as set forth below or to such other address as such party may, by notice in writing, designate as its address:

Indemnitors:	Nuverra Environmental Solutions Attn: Joseph Crabb 6720 N. Scottsdale Road, Suite 190 Scottsdale, AZ 85253
With a copy to:	Squire Patton Boggs (US) LLP 127 Public Square, Suite 4900 Cleveland, OH 44114 Attn: Patrick J. Burke, Esq.
Indemnitee:	First International Bank & Trust Attn: Drew Flanagan 100 N. Main St. P.O. Box 607 Watford City, ND 58854
With a copy to:	Ballard Spahr LLP 80 South Eighth Street, Suite 2000 Minneapolis, Minnesota 55402 Attn: James R. Walston, Esq.
Any such notice shall constitute service of notice hereunder three (3) days after the mailing thereof by certified mail or one (1) day after the sending thereof by overnight carrier.
8.The indemnities given in this Agreement are in addition to and separate from those set forth in the Loan Documents. The indemnities given in this Agreement are given in consideration of Indemnitee making the Loan to Borrower, however, they are not given as security for repayment of the Loan and shall fully survive repayment of the Loan.
9.The indemnities, promises and agreements herein shall be construed to be and are hereby declared to be joint and several in each and every particular and shall be fully binding upon and enforceable against any or all of such parties or persons, and neither the dissolution, the death nor release of any person or party to this Agreement shall affect or release the joint and several liability of any other person or party.
10.This Agreement may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Indemnitors have executed this Agreement as of the day and year first above written.
                        INDEMNITORS:

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.,
a Delaware corporation

By:     /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its:     CEO

STATE OF     Texas            )
) ss.
COUNTY OF     Harris            )

    The foregoing instrument was acknowledged before me this     2nd     day of November, 2020, by     Charles Thompson     the     CEO             of NUVERRA ENVIRONMENTAL SOLUTIONS, INC., a Delaware corporation, on behalf of the corporation.

/s/ David Berry Dale, III
Notary Public

INDEMNITORS (continued):

BADLANDS POWER FUELS, LLC,
a Delaware limited liability company

By:     /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its:     CEO

STATE OF     Texas            )
) ss.
COUNTY OF     Harris            )

    The foregoing instrument was acknowledged before me this     2nd     day of November, 2020, by     Charles Thompson     the     CEO             of BADLANDS POWER FULES, LLC, a Delaware limited liability company, on behalf of the limited liability company.

/s/ David Berry Dale, III
Notary Public

INDEMNITORS (continued):

BADLANDS POWER FUELS, LLC,
a North Dakota limited liability company

By:     /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its:     CEO

STATE OF     Texas            )
) ss.
COUNTY OF     Harris            )

    The foregoing instrument was acknowledged before me this     2nd     day of November, 2020, by     Charles Thompson     the     CEO             of BADLANDS POWER FULES, LLC, a North Dakota limited liability company, on behalf of the limited liability company.

/s/ David Berry Dale, III
Notary Public

INDEMNITORS (continued):

LANDTECH ENTERPRISES, L.L.C.,
a North Dakota limited liability company

By:     /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its:     CEO

STATE OF     Texas            )
) ss.
COUNTY OF     Harris            )

    The foregoing instrument was acknowledged before me this     2nd     day of November, 2020, by     Charles Thompson     the     CEO             of LANDTECH ENTERPRISES, L.L.C., a North Dakota limited liability company, on behalf of the limited liability company.

/s/ David Berry Dale, III
Notary Public

INDEMNITORS (continued):

IDEAL OILFIELD DISPOSAL, LLC, a North Dakota limited liability company

By:     /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its:     CEO

STATE OF     Texas            )
) ss.
COUNTY OF     Harris            )

    The foregoing instrument was acknowledged before me this     2nd     day of November, 2020, by     Charles Thompson     the     CEO             of IDEAL OILFIELD DISPOSAL, LLC, a North Dakota limited liability company, on behalf of the limited liability company.

/s/ David Berry Dale, III
Notary Public

INDEMNITORS (continued):

HECKMANN WATER RESOURCES CORPORATION, a Texas corporation

By:     /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its:     CEO

STATE OF     Texas            )
) ss.
COUNTY OF     Harris            )

    The foregoing instrument was acknowledged before me this     2nd     day of November, 2020, by     Charles Thompson     the     CEO             of HECKMANN WATER RESOURCES CORPORATION, a Texas corporation, on behalf of the corporation.

/s/ David Berry Dale, III
Notary Public

INDEMNITORS (continued):

HECKMANN WATER RESOURCES (CVR), INC., a Texas corporation

By:     /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its:     CEO

STATE OF     Texas            )
) ss.
COUNTY OF     Harris            )

    The foregoing instrument was acknowledged before me this     2nd     day of November, 2020, by     Charles Thompson     the     CEO             of HECKMANN WATER RESOURCES (CVR) INC., a Texas corporation, on behalf of the corporation.

/s/ David Berry Dale, III
Notary Public

INDEMNITORS (continued):

1960 WELL SERVICES, LLC, an Ohio limited liability company

By:     /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its:     CEO

STATE OF     Texas            )
) ss.
COUNTY OF     Harris            )

    The foregoing instrument was acknowledged before me this     2nd     day of November, 2020, by     Charles Thompson     the     CEO             of 1960 WELL SERVICES, LLC, an Ohio limited liability company, on behalf of the limited liability company.

/s/ David Berry Dale, III
Notary Public

INDEMNITORS (continued):

NUVERRA OHIO DISPOSAL LLC, a Delaware limited liability company

By:     /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its:     CEO

STATE OF     Texas            )
) ss.
COUNTY OF     Harris            )

    The foregoing instrument was acknowledged before me this     2nd     day of November, 2020, by     Charles Thompson     the     CEO             of NUVERRA OHIO DISPOSAL LLC, a Delaware limited liability company, on behalf of the limited liability company.

/s/ David Berry Dale, III
Notary Public

INDEMNITORS (continued):

CLEARWATER THREE, LLC, an Ohio limited liability company

By:     /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its:     CEO

STATE OF     Texas            )
) ss.
COUNTY OF     Harris            )

    The foregoing instrument was acknowledged before me this     2nd     day of November, 2020, by     Charles Thompson     the     CEO             of CLEARWATER THREE, LLC, an Ohio limited liability company, on behalf of the limited liability company.

/s/ David Berry Dale, III
Notary Public

INDEMNITORS (continued):

CLEARWATER FIVE, LLC, an Ohio limited liability company

By:     /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its:     CEO

STATE OF     Texas            )
) ss.
COUNTY OF     Harris            )

    The foregoing instrument was acknowledged before me this     2nd     day of November, 2020, by     Charles Thompson     the     CEO             of CLEARWATER FIVE, LLC, an Ohio limited liability company, on behalf of the limited liability company.

/s/ David Berry Dale, III
Notary Public

INDEMNITORS (continued):

CLEARWATER SOLUTIONS, LLC, an Ohio limited liability company

By:     /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its:     CEO

STATE OF     Texas            )
) ss.
COUNTY OF     Harris            )

    The foregoing instrument was acknowledged before me this     2nd     day of November, 2020, by     Charles Thompson     the     CEO             of CLEARWATER SOLUTIONS, LLC, an Ohio limited liability company, on behalf of the limited liability company.

/s/ David Berry Dale, III
Notary Public

INDEMNITORS (continued):

NUVERRA TOTAL SOLUTIONS, LLC, a Delaware limited liability company

By:     /s/ Charles K. Thompson
Printed Name: Charles K. Thompson
Its:     CEO

STATE OF     Texas            )
) ss.
COUNTY OF     Harris            )

    The foregoing instrument was acknowledged before me this     2nd     day of November, 2020, by     Charles Thompson     the     CEO             of NUVERRA TOTAL SOLUTIONS, LLC, a Delaware limited liability company, on behalf of the limited liability company.

/s/ David Berry Dale, III
Notary Public

EXHIBIT “A”
LEGAL DESCRIPTION

Parcel 1:

The Land referred to herein below is situated in the County of De Soto, State of Louisiana, and is described as follows:

A 9.182 ACRE TRACT OF LAND, TOGETHER WITH ALL THE BUILDINGS AND IMPROVEMENTS THEREON AND ALL ATTACHMENTS THERETO, AND ALL OF THE RIGHTS, WAYS, PRIVILEGES, SERVITUDES, APPURTENANCES, AND ADVANTAGES THEREUNTO BELONGING OR IN ANYWISE APPERTAINING, LYING WITHIN A CALLED 158.31 ACRE TRACT OF LAND LOCATED IN THE SOUTHEAST QUARTER OF SECTION 5, TOWNSHIP 14 NORTH, RANGE 13 WEST, DESOTO PARISH, LOUISIANA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT A FOUND IRON PIPE, SAID POINT BEING THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER SAID SECTION 5, RUN NORTH 35° 00' 06" WEST A DISTANCE OF 85.49 FEET TO A SET IRON PIPE 30 FEET NORTH OF THE CENTER LINE OF AN EXISTING GAVEL ROAD FOR THE POINT OF BEGINNING:

THENCE CONTINUE NORTH 35° 00' 06" WEST A DISTANCE OF 760.43 FEET TO A FOUND IRON PIPE FOR CORNER;

THENCE RUN NORTH 40° 08' 12" EAST A DISTANCE OF 183.69 FEET TO A FOUND IRON PIPE FOR A CORNER;

THENCE RUN SOUTH 87° 50' 23" EAST A DISTANCE OF 190.15 FEET TO A FOUND IRON PIPE FOR A CORNER ON THE WESTERLY RIGHT OF WAY LINE I-49;

THENCE RUN SOUTH 48° 44' 01" EAST ALONG THE WESTERLY RIGHT OF WAY LINE OF I-49 A DISTANCE OF 600.12 FEET TO A SET IRON PIPE FOR A CORNER;

THENCE RUN SOUTH 51° 26' 26" EAST ALONG THE WESTERLY RIGHT OF WAY LINE OF I-49 A DISTANCE OF 312.79 FEET TO A SET IRON PIPE FOR A CORNER;

THENCE RUN SOUTH 46° 35' 34" WEST A DISTANCE OF 72.71 FEET TO A SET IRON PIPE FOR A CORNER;

THENCE RUN SOUTH 00° 18' 59" WEST A DISTANCE OF 118.25 FEET TO A SET IRON PIPE FOR A CORNER, SAID POINT BEING 30 FEET NORTH OF THE CENTERLINE OF AN EXISTING GRAVEL ROAD;

THENCE RUN NORTH 89° 41' 01" WEST ALONG THE NORTH LINE OF AN EXISTING GRAVEL ROAD A DISTANCE OF 514.45 FEET TO THE POINT OF BEGINNING.

AS MORE FULLY SHOWN ON THE MAP OF SURVEY DATED 9/4/08 (REVISED 9/9/08), JOB NO. 08-211 BY FORREST N. RABURN, P.L.S. NO. 4416, A COPY OF WHICH WAS RECORDED ON 9/16/2008 AT INST. 654047, COB 967, PAGE 77.

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All that certain 7.365 acres of land situated in the George Goodwin Survey, A-224, in the City of Carthage, Panola County, Texas, said 7.365 acre tract being part of a called 5.00 acre tract of land, being the Fourth Tract as described by warranty deed in Volume 948, Page 541, Deed Records of said County, and also being part of a called 12.445 acre tract of land, being the Second Tract as described in said deed and said 7.365 acres being more particularly described as follows using bearings which are oriented with Gps Data-Nad83 Texas North Central Zone:

BEGINNING at a 5/8" iron rod found for the Northwest corner of said 5.00 acre tract and the Southwest corner of a called 3.00 acre tract of land, being the Fifth Tract as described in said deed, said 5/8" iron rod being on the East right of way line of U.S. Highway 59 South loop;

THENCE N 79 degrees 16 minutes 01 seconds E, 274.63 feet, along the South line of said 3.00 acre tract and the North line of said 5.00 acre tract, to a 4" iron pipe found for corner;

THENCE S 18 degrees 37 minutes 34 seconds E, 74.57 feet to a 5/8" iron rod set with cap for corner;

THENCE N 80 degrees 08 minutes 11 seconds E, 234.86 feet to a 5/8" iron rod set with cap for corner;

THENCE S 18 degrees 03 minutes 42 seconds E, 297.87 feet to a 5/8" iron rod set with cap for corner;

THENCE S 09 degrees 54 minutes 29 seconds E, 368.03 feet to a 5/8" iron rod with cap set for corner;

THENCE N 78 degrees 43 minutes 03 seconds W, at 583.79 feet passing a 5/8" iron rod set with cap for reference, continuing for a total distance of 588.14 to corner on the East right of way line of U.S. Highway 59 South Loop and the West line of said 12.445 acre tract;

THENCE N 10 degrees 56 minutes 29 seconds W, 119.73 feet, along the East right of way line of said highway and the West line of said 12.445 acre tract, to the Northwest corner of said 12.445 acre tract end the Southwest corner of said 5.00 acre tract;

THENCE continuing along the East right of way line of said highway and the West line of said 5.00 acre tract, N 10 degrees 54 minutes 39 seconds W, 307.59 feet, and N 1 4degrees 16 minutes 35 seconds W, 93.24 feet to the point of beginning and containing 7.365 acres, more or less.

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